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                                                                                                 Exhibit 21

                    SUBSIDIARIES OF RELIASTAR FINANCIAL CORP.
                               AS OF MARCH 1, 1997
                                                                                                      STATE OF
SUBSIDIARIES                                                                                        INCORPORATION
------------                                                                                        -------------
ReliaStar Life Insurance Company                                                                      Minnesota

     Northern Life Insurance Company                                                                 Washington

         Norlic, Inc.                                                                                Washington

         Nova, Inc.                                                                                  Washington

     ReliaStar Mortgage Corporation                                                                     Iowa

         James Mortgage Company                                                                         Iowa

     NWNL Benefits Corporation                                                                        Minnesota

         NWNL Health Management Corporation                                                           Minnesota
         SelectCare Health Network, Inc.                                                             California

     ReliaStar United Services Life Insurance Company                                                 Virginia

         ReliaStar Bankers Security Life Insurance Company                                            New York

              North Atlantic Life Agency, Inc.                                                        New York

         USL Services, Inc.                                                                           Virginia
         Delaware Administrators, Inc.                                                                  Ohio

Washington Square Advisers, Inc.                                                                      Minnesota

ReliaStar Investment Research, Inc.                                                                   Minnesota

Washington Square Securities, Inc.                                                                    Minnesota

ReliaStar Financial Marketing Corporation                                                             Delaware

Northstar, Inc.                                                                                       Delaware

     Northstar Investment Management Corporation                                                      Delaware
     Northstar Distributors, Inc.                                                                     Minnesota
     Northstar Administrators Corporation                                                             Delaware

Bankers Centennial Management Corp.                                                                   Virginia

IB Holdings, Inc.                                                                                     Virginia

     International Risks Inc.                                                                         Delaware
     The New Providence Insurance Company, Limited                                                 Cayman Islands
     Northeastern Corporation                                                                        Connecticut
     IB Resolution, Inc.                                                                              Virginia


              SUBSIDIARIES OF RELIASTAR FINANCIAL CORP., CONTINUED
                               AS OF MARCH 1, 1997

                                                                                                      STATE OF
SUBSIDIARIES  INCORPORATION

Successful Money Management Seminars, Inc.                                                             Oregon
     Successful Money Management Software, Inc.                                                        Oregon

PrimeVest Financial Services, Inc.                                                                    Minnesota
     PrimeVest Mortgage, Inc.                                                                         Minnesota
     PrimeVest Insurance Agency Alabama, Inc.                                                          Alabama
     PrimeVest Insurance Agency of New Mexico, Inc.                                                  New Mexico
     PrimeVest Insurance Agency of Oklahoma, Inc.                                                     Oklahoma
     PrimeVest Insurance Agency of Texas, Inc.                                                          Texas
     PrimeVest Insurance Agency of Ohio, Inc.                                                           Ohio
     Branson Insurance Agency, Inc.                                                                 Massachusetts
     Granite Investment Services, Inc.                                                                Minnesota

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